UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 1, 2013

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54376	90-0413866
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)	Identification No.)

4695 MacArthur Court, Suite 1100

Newport Beach, California 92660

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously reported, on November 9, 2012, TNP SRT Lahaina Gateway, LLC (“TNP SRT Lahaina”), a wholly-owned subsidiary of TNP Strategic Retail Trust, Inc. (the “Company”), financed TNP SRT Lahaina’s acquisition of a ground lease interest in a multi-tenant necessity retail center located in Lahaina, Maui, Hawaii (the “Lahaina Property”) with the proceeds of a $29,000,000 loan (the “Lahaina Loan”) from DOF IV REIT Holdings, LLC, a Delaware limited liability company (the “Lahaina Lender”). The entire unpaid principal balance of the Lahaina Loan and all accrued and unpaid interest thereon was due and payable in full on October 1, 2017. The Lahaina Loan bore interest at a rate of 9.483% per annum for the initial 12 months, and then at a rate of 11.429% per annum for the remainder of the term of the loan. To date, due to the Lahaina Loan’s relatively high interest rates and the occupancy rates at the Lahaina Property, cash from operations from the Lahaina Property has not been sufficient to support the Lahaina Property’s operating expenses, the debt service obligations under the Lahaina Loan and the various cash reserve requirements imposed by the Lahaina Lender, with such cash shortfall projected by the Company to amount to approximately $1,000,000 per year. As a result, the Company has historically supported the Lahaina Property’s cash requirements with funds derived from other properties, and the Company has experienced events of default under the Lahaina Loan related to the Company’s failure to make mandatory principal payments and deposits.

In addition to the property cash flow issues described above, the Lahaina Loan contained a number of provisions that potentially exposed the Company to increased risk and constrained its ability to make certain strategic decisions. Such provisions included the following:

•	A guaranty by the Company providing for full recourse liability in certain events (this recourse would include yield maintenance payment obligations, which the Company calculated to be approximately $12,700,000 as of July 1, 2013).

•	Fully recourse to TNP SRT Lahaina if Anthony W. Thompson or Thompson National Properties, LLC (among other affiliated entities) were to seek to reorganize or liquidate under the United States Bankruptcy Code.

•	Fully recourse to TNP SRT Lahaina in the event Anthony W. Thompson sold shares of the Company or units in the Company’s operating partnership without the consent of the Lahaina Lender.

•	Any amendment, modification or termination of the Company’s advisory agreement required approval by the Lahaina Lender.

•	Any change in the composition of the board of directors of the Company required approval by the Lahaina Lender.

A number of the events noted above, such as (1) a voluntary filing made unilaterally by Anthony W. Thompson and/or Thompson National Properties, LLC to seek protection under the U.S. Bankruptcy Code and (2) an unauthorized transfer of Company stock or operating partnership units by Anthony W. Thompson made without the required consent of the Lahaina Lender, are and were entirely outside the control of the Company and could have imposed liability on the Company for the entire unpaid balance of the Lahaina Loan and a yield maintenance premium calculated by the Company to be approximately $12,700,000 as of July 1, 2013.

In addition, the Lahaina Property’s value could be significantly impaired in the event that certain anchor tenants at the Lahaina Property elected not to exercise their lease renewal options, which could potentially expose the Company to significant capital losses pursuant to the full recourse provisions of the Lahaina Loan.

Efforts undertaken by the Company to modify the Lahaina Loan to mitigate or eliminate the risks noted above were unsuccessful.

On August 1, 2013 (the “Closing Date”), in order to resolve its obligations under the Lahaina Loan, mitigate the risks outlined above and avoid litigation and foreclosure proceedings (and the associated costs and delays), TNP SRT Lahaina granted and conveyed all of TNP SRT Lahaina’s right, title and interest in and to the leasehold estate in the Lahaina Property, including all leases, improvements, licenses and permits and personal property related thereto, to DOF IV Lahaina, LLC, an affiliate of the Lahaina Lender (the “Buyer”), pursuant to a Deed In Lieu Of Foreclosure Agreement by and among TNP SRT Lahaina, the Company and the Lahaina Lender (the “DIL Agreement”) subsequent to the transfer of the Lahaina Loan to the Buyer by the Lahaina Lender. TNP SRT Lahaina and the Company jointly and severally agreed to defend, indemnify and hold the Lahaina Lender and the Buyer harmless from any losses or liabilities (including attorneys’ fees and costs) arising from (1) any breach or default by TNP SRT Lahaina or the Company of any warranty, representation, covenant or agreement contained in the DIL Agreement or any other document executed in connection with the DIL Agreement, and (2) any claims or liabilities relating to the Lahaina Property arising prior to the Closing Date.

In consideration for TNP SRT Lahaina’s conveyance of the Lahaina Property to the Buyer pursuant to the DIL Agreement, the Lahaina Lender delivered a Covenant Not To Sue (the “Covenant”) pursuant to which the Lahaina Lender, for itself and its successors and assigns, covenanted not to sue TNP SRT Lahaina, the Company, TNP SRT Lahaina Gateway Mezz, LLC, an affiliate of the Company (“Lahaina Mezz”), TNP SRT Lahaina Gateway Mezz Holdings, LLC, an affiliate of the Company (“Lahaina Holdings”), or their respective officers, directors, members, employees and affiliates, for any claim relating to (1) the Lahaina Loan, (2) the loan agreement relating to the Lahaina Loan or any of the other loan documents related to the Lahaina Loan (collectively the “Lahaina Loan Documents”), (3) the Guaranty in favor of the Lahaina Lender executed by the Company and Anthony W. Thompson, the Company’s current Co-Chief Executive Officer and Chairman of the Board, in connection with the Lahaina Loan (the “Lahaina Guaranty”), or (4) the Lahaina Property. The Covenant does not (1) limit or affect the Lahaina Lender’s right to sue and obtain a judgment against TNP SRT Lahaina, the Company or certain of their affiliates for fraud in connection with the DIL Agreement or the Lahaina Property or TNP SRT Lahaina’s failure to pay to the Lahaina Lender or the Buyer any rents from the Lahaina Property collected by TNP SRT Lahaina, or (2) release or discharge the obligations of TNP SRT Lahaina or the Company under the DIL Agreement or any document executed pursuant to the DIL Agreement or the Environmental Indemnity delivered by TNP SRT Lahaina and the Company in connection with the Lahaina Loan (the “Environmental Indemnity”). In addition, the Covenant has no effect upon the rights or remedies of the Lahaina Lender against Anthony W. Thompson. The Covenant will be rendered null and void in the event that TNP SRT Lahaina or the Company seeks to rescind or challenge the validity of the transactions contemplated by DIL Agreement on or before the 735th day following the Closing Date, TNP SRT Lahaina files, or has filed against it, any petition for bankruptcy.

Pursuant to a Release of Claims, each of TNP SRT Lahaina, the Company, Lahaina Mezz and Lahaina Holdings, for themselves and their respective officers, directors and affiliates, unconditionally and irrevocably released, waived and discharged the Lahaina Lender, Torchlight Loan Services, LLC, an affiliate of the Lahaina Lender (“TLS”), and Torchlight Investors, LLC, an affiliate of the Lahaina Lender (“TI”), and each of their respective officers, directors, members, affiliates and agents, from any claims, liabilities and losses of any kind, with respect to any matter relating to the Lahaina Loan, the Lahaina Property and the Lahaina Loan Documents.

Pursuant to an Indemnity Agreement (the “Lahaina Indemnity”), the Company has agreed to indemnify and hold harmless the Lahaina Lender, the Buyer, TLS and TI and each of their respective affiliates from and against any and all claims, liability, losses and expenses (including reasonable attorneys’ fees) relating to, among other things, (1) the DIL Agreement or the transactions contemplated thereby, (2) the contemplated termination of the Property and Asset Management Agreement by and between TNP SRT Lahaina and TNP Property Manager, LLC and other management agreements between affiliates of the Company and TNP Property Manager, LLC and the Advisory Agreement between the Company and TNP Strategic Retail Advisor, LLC, (3) the absence of the consent of Lahaina Gateway Commercial, LLC (the “Ground Lessor”), the landlord under the ground lease with respect to the Lahaina Property (the “Ground Lease”), to the transactions contemplated by the DIL Agreement, or any assertion by the Ground Lessor that its consent is required for such transactions, or (4) any assertion by the Ground Lessor of any breach of or default by TNP SRT Lahaina under the Ground Lease as a result of the transactions contemplated by the DIL Agreement. The Lahaina Indemnity is independent of and in addition to the Company’s obligations under the Environmental Indemnity and the Lahaina Guaranty.

The descriptions of the terms of the agreements described in this Item 2.01 is qualified in its entirety by the agreements attached as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Amendment to Constitution Trail Loan Documents

As previously disclosed, TNP SRT Constitution Trail, LLC, a wholly-owned subsidiary of the Company (“TNP SRT Constitution Trail”), obtained a loan in the original principal amount of $15,543,696 (the “Torchlight Loan”) from Torchlight Debt Opportunity Fund III, LLC (successor-in-interest to TL DOF III Holding Corporation), an affiliate of the Lahaina Lender (the “Torchlight Lender”), in connection with TNP SRT Constitution Trail’s acquisition of the Constitution Trail Property.

On June 10, 2013, but effective as of August 1, 2013, the Torchlight Lender and TNP SRT Constitution Trail entered into a Second Omnibus Amendment to Loan Documents (the “Torchlight Amendment”). The Torchlight Amendment provides that TNP SRT Constitution Trail may prepay the entire outstanding balance of the Torchlight Loan, provided that (1) any such prepayment must be accompanied by the payment of an exit fee (calculated pursuant to the Torchlight Loan documents) and all accrued and unpaid interest, and (2) any such prepayment made prior to September 30, 2014 must be accompanied by a prepayment premium in an amount equal to (a) all amounts paid by TNP SRT Constitution Trail with respect to the Torchlight Loan, including the amount of the principal being prepaid and any other prepayment amounts due under the Torchlight Loan documents, subtracted from (b) $7,950,000. The Torchlight Amendment also amends the Mortgage, Security Agreement and Assignment of Leases and Rents in favor of the Torchlight Lender with respect to the Constitution Trail Property (the “Torchlight Mortgage”) to provide that (1) an event of default under the Torchlight Mortgage will include the Company’s default under the Lahaina Indemnity or the Constitution Trail Indemnity (defined below) and (2) a prohibited sale or transfer under the Torchlight Mortgage will not include (a) a transfer of shares in the Company so long as such transfer does not cause or result in a Change in Control (as defined in the Torchlight Mortgage), or (b) a transfer by Anthony W. Thompson of shares in the Company owned by Mr. Thompson, subject to the Torchlight Lender’s prior approval of the proposed transferee.

Pursuant to an Indemnity Agreement (the “Constitution Trail Indemnity”), the Company has agreed to indemnify and hold harmless the Torchlight Lender, TLS and TI and each of their respective affiliates from and against any and all claims, liability, losses and expenses (including reasonable attorneys’ fees) arising from or related to, among other things, (1) the Torchlight Amendment and the transactions contemplated thereby or (2) the contemplated termination of the Property and Asset Management Agreement by and between TNP SRT Constitution Trail and TNP Property Manager, LLC and other management agreements between affiliates of the Company and TNP Property Manager, LLC and the Advisory Agreement between the Company and TNP Strategic Retail Advisor, LLC.

The descriptions of the terms of the agreements described in this Item 2.03 is qualified in its entirety by the agreements attached as Exhibits 10.5 and 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Deed In Lieu Of Foreclosure Agreement, dated as of June 10 2013, by and among DOF IV REIT Holdings, LLC, TNP SRT Lahaina Gateway, LLC and TNP Strategic Retail Trust, Inc.

10.2	Covenant Not To Sue, dated as of June 10, 2013, by and among DOF IV REIT Holdings, LLC, TNP SRT Lahaina Gateway, LLC, TNP Strategic Retail Trust, Inc., TNP SRT Lahaina Gateway Mezz, LLC and TNP SRT Lahaina Gateway Mezz Holdings, LLC

10.3	Release of Claims, dated as of June 10, 2013 and effective as of August 1, 2013, by and among TNP SRT Lahaina Gateway, LLC, TNP Strategic Retail Trust, Inc., TNP SRT Lahaina Gateway Mezz, LLC and TNP SRT Lahaina Gateway Mezz Holdings, LLC

10.4	Indemnity (Lahaina Gateway), dated as of June 10, 2013, by TNP Strategic Retail Trust, Inc. in favor of DOF IV REIT Holdings, LLC, DOF IV Lahaina, LLC, Torchlight Loan Services, LLC and Torchlight Investors, LLC

10.5	Second Omnibus Amendment to Loan Documents, dated as of June 10, 2013 and effective as of August 1, 2013, by and among Torchlight Debt Opportunity Fund III, LLC and TNP SRT Constitution Trail, LLC

10.6	Indemnity (Constitution Trail), dated as of June 10, 2013 and effective as of August 1, 2013, by TNP Strategic Retail Trust, Inc. and TNP SRT Constitution Trail, LLC in favor of Torchlight Debt Opportunity Fund III, LLC, TL DOP III Holding Corporation, Torchlight Loan Services, LLC and Torchlight Investors, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: August 7, 2013	By:	/s/ Dee R. Balch
Dee R. Balch Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Deed In Lieu Of Foreclosure Agreement, dated as of June 10 2013, by and among DOF IV REIT Holdings, LLC, TNP SRT Lahaina Gateway, LLC and TNP Strategic Retail Trust, Inc.

10.2	Covenant Not To Sue, dated as of June 10, 2013, by and among DOF IV REIT Holdings, LLC, TNP SRT Lahaina Gateway, LLC, TNP Strategic Retail Trust, Inc., TNP SRT Lahaina Gateway Mezz, LLC and TNP SRT Lahaina Gateway Mezz Holdings, LLC

10.3	Release of Claims, dated as of June 10, 2013 and effective as of August 1, 2013, by and among TNP SRT Lahaina Gateway, LLC, TNP Strategic Retail Trust, Inc., TNP SRT Lahaina Gateway Mezz, LLC and TNP SRT Lahaina Gateway Mezz Holdings, LLC

10.4	Indemnity (Lahaina Gateway), dated as of June 10, 2013, by TNP Strategic Retail Trust, Inc. in favor of DOF IV REIT Holdings, LLC, DOF IV Lahaina, LLC, Torchlight Loan Services, LLC and Torchlight Investors, LLC

10.5	Second Omnibus Amendment to Loan Documents, dated as of June 10, 2013 and effective as of August 1, 2013, by and among Torchlight Debt Opportunity Fund III, LLC and TNP SRT Constitution Trail, LLC

10.6	Indemnity (Constitution Trail), dated as of June 10, 2013 and effective as of August 1, 2013, by TNP Strategic Retail Trust, Inc. and TNP SRT Constitution Trail, LLC in favor of Torchlight Debt Opportunity Fund III, LLC, TL DOP III Holding Corporation, Torchlight Loan Services, LLC and Torchlight Investors, LLC